UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

ROADZEN INC.

(Exact name of Registrant as Specified in Its Charter)

British Virgin Islands	001-41094	98-1600102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Anza Blvd Suite 109
Burlingame, California	94010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (347) 745-6448

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	RDZN	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one ordinary share, each at an exercise price of $11.50 per share	RDZNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2026, Roadzen Inc. (the “Company”) entered into a Second Amendment to Securities Purchase Agreement and Junior Convertible Note (the “Second Amendment”), which amended certain of the terms of (i) that certain Securities Purchase Agreement, dated as of November 20, 2025 (the “SPA”), entered into between the Company and an institutional investor (the “Investor”), and (ii) the junior convertible notes issued to the Investor in November 2025 (as previously amended, the “November Notes”) pursuant to the terms of the SPA, as described in the Current Report on Form 8-K filed by the Company on November 20, 2025. Certain terms of the November Notes were previously amended pursuant to an Amendment to Securities Purchase Agreement Junior Convertible Note entered into between the Company and the Investor on January 20, 2026, as described in the Current Report on Form 8-K filed by the Company on that date. Among other things, the Second Amendment (i) amends the November Notes to change the first and second “Installment Dates” under the November Notes to April 21, 2026 and May 21, 2026, respectively, and (ii) amends the SPA to grant the Investor a right to participate in certain financings that may be effected by the Company prior to June 20, 2026, subject to certain conditions and limitations.

The foregoing descriptions of the terms and conditions of the Second Amendment do not purport to be complete and are qualified in their entireties by the full text of Second Amendment, which is filed as exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Securities Purchase Agreement and Junior Convertible Note, dated February 25, 2026.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADZEN INC.

Date:	February 26, 2026	By:	/s/ Jean-Noël Gallardo
		Name: Title:	Jean-Noël Gallardo Chief Financial Officer